UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  May 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-1 Home Equity Mortgage Pass-Through Certificates, Series 2005-1

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-05               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation, as servicer.

       On May 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                Home Equity  Mortgage Trust  Series  2005-1
                Home Equity Mortgage Pass-Through Certificates, Series 2005-1

                JPMORGAN CHASE BANK, N.A.

          By:   /s/  Annette Marsula
                ---------------------------------------
                Annette Marsula
                Vice President


Date: May 26, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on May 25, 2005


                    Home Equity Mortgage Trust Series 2005-1
         Home Equity Mortgage Pass-Through Certificates, Series 2005-1

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1     433,100,000.00     406,774,540.88    19,958,104.45    1,091,511.68     21,049,616.13     0.00      0.00      386,816,436.43
AR             100.00               0.00             0.00            0.00              0.00     0.00      0.00                0.00
ARL            100.00               0.00             0.00            0.00              0.00     0.00      0.00                0.00
M1      32,330,000.00      32,330,000.00             0.00       93,487.58         93,487.58     0.00      0.00       32,330,000.00
M2      29,900,000.00      29,900,000.00             0.00       86,959.17         86,959.17     0.00      0.00       29,900,000.00
M3      19,200,000.00      19,200,000.00             0.00       56,320.00         56,320.00     0.00      0.00       19,200,000.00
M4      20,130,000.00      20,130,000.00             0.00       88,320.38         88,320.38     0.00      0.00       20,130,000.00
M5      13,420,000.00      13,420,000.00             0.00       59,059.18         59,059.18     0.00      0.00       13,420,000.00
M6      12,510,000.00      12,510,000.00             0.00       55,909.28         55,909.28     0.00      0.00       12,510,000.00
M7      11,590,000.00      11,590,000.00             0.00       55,052.50         55,052.50     0.00      0.00       11,590,000.00
M8      10,980,000.00      10,980,000.00             0.00       52,987.65         52,987.65     0.00      0.00       10,980,000.00
M9       9,450,000.00       9,450,000.00             0.00       49,462.88         49,462.88     0.00      0.00        9,450,000.00
B1       8,850,000.00       8,850,000.00             0.00       51,625.00         51,625.00     0.00      0.00        8,850,000.00
B2       8,540,000.00       8,540,000.00             0.00       49,816.67         49,816.67     0.00      0.00        8,540,000.00
P              100.00             100.00             0.00      193,810.72        193,810.72     0.00      0.00              100.00
TOTALS 610,000,300.00     583,674,640.88    19,958,104.45    1,984,322.69     21,942,427.14     0.00      0.00      563,716,536.43

X1     610,000,000.00     586,340,881.63             0.00            0.00              0.00     0.00      0.00      568,949,542.61
X2               0.00               0.00             0.00            0.00              0.00     0.00      0.00                0.00
XS     531,330,910.76     507,671,592.39             0.00       84,611.93         84,611.93     0.00      0.00      490,335,889.39
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1        225458CP1       939.21621076     46.08197749    2.52023015     48.60220764     893.13423327        A1       3.220000 %
AR        225458CQ9         0.00000000      0.00000000    0.00000000      0.00000000       0.00000000        AR       8.596826 %
ARL       225458CR7         0.00000000      0.00000000    0.00000000      0.00000000       0.00000000        ARL      8.596826 %
M1        225458CS5     1,000.00000000      0.00000000    2.89166656      2.89166656   1,000.00000000        M1       3.470000 %
M2        225458CT3     1,000.00000000      0.00000000    2.90833344      2.90833344   1,000.00000000        M2       3.490000 %
M3        225458CU0     1,000.00000000      0.00000000    2.93333333      2.93333333   1,000.00000000        M3       3.520000 %
M4        225458CV8     1,000.00000000      0.00000000    4.38750025      4.38750025   1,000.00000000        M4       5.265000 %
M5        225458CW6     1,000.00000000      0.00000000    4.40083308      4.40083308   1,000.00000000        M5       5.281000 %
M6        225458CX4     1,000.00000000      0.00000000    4.46916707      4.46916707   1,000.00000000        M6       5.363000 %
M7        225458CY2     1,000.00000000      0.00000000    4.75000000      4.75000000   1,000.00000000        M7       5.700000 %
M8        225458CZ9     1,000.00000000      0.00000000    4.82583333      4.82583333   1,000.00000000        M8       5.791000 %
M9        225458DA3     1,000.00000000      0.00000000    5.23416720      5.23416720   1,000.00000000        M9       6.281000 %
B1        225458DB1     1,000.00000000      0.00000000    5.83333333      5.83333333   1,000.00000000        B1       7.000000 %
B2        225458DC9     1,000.00000000      0.00000000    5.83333372      5.83333372   1,000.00000000        B2       7.000000 %
P         225458DD7     1,000.00000000      0.00000000       #######          ######   1,000.00000000        P        8.596826 %
TOTALS                    956.84320300     32.71818793    3.25298642     35.97117434     924.12501507

X1        225458DE5       961.21456005      0.00000000    0.00000000      0.00000000     932.70416821        X1       0.000000 %
XS        225458DG0       955.47159427      0.00000000    0.15924526      0.15924526     922.84465191        XS       0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)           Principal Remittance Amount                                                                17,391,339.02

                          Scheduled Principal Payments                                                                  348,362.41

                          Principal Prepayments                                                                      16,773,704.72

                          Curtailments                                                                                  213,760.28

                          Cutailment Interest Adjustments                                                                  -124.41

                          Repurchase Principal                                                                                0.00

                          Substitution Amounts                                                                                0.00

                          Net Liquidation Proceeds                                                                            0.00

                          Other Principal Adjustments                                                                         0.00

                          Gross Interest                                                                              4,339,748.63

                          Recoveries from Prior Loss Determinations                                                           0.00

                          Reimbursements of Non-Recoverable Advances Previously Made                                          0.00

                          Recovery of Reimbursements Previously Deemed Non-Recoverable                                        0.00

Prepayment Penalties      Number of Loans with Respect to which Prepayment Penalties were Collected                             94

                          Balance of Loans with Respect to which Prepayment Penalties were Collected                  5,027,525.85

                          Amount of Prepayment Penalties Collected                                                      193,810.00

Sec. 4.06(a)(iv)          Beginning Number of Loans Outstanding                                                             10,850

                          Beginning Aggregate Loan Balance                                                          507,671,592.39

                          Ending Number of Loans Outstanding                                                                10,534

                          Ending Aggregate Loan Balance                                                             490,335,889.39

Sec. 4.06(a)(v)           Servicing Fees (Including Credit Risk Manager Fee)                                            134,958.58

                          Trustee Fees                                                                                    4,230.60

Sec. 4.06(a)(vii)         Current Advances                                                                                     N/A

                          Aggregate Advances                                                                                   N/A

Section 4.06(a)(viii)     Delinquent Mortgage Loans
                                                  Group 1
                                                                                           Principal
                                                 Category              Number               Balance               Percentage
                                                 1 Month                        92            4,186,573.99                  0.85 %
                                                 2 Month                        34            1,606,969.23                  0.33 %
                                                 3 Month                        42            2,043,821.14                  0.42 %
                                                  Total                        168            7,837,364.36                  1.60 %
                                                  Group Totals
                                                                                           Principal
                                                 Category              Number               Balance               Percentage
                                                 1 Month                        92            4,186,573.99                  0.85 %
                                                 2 Month                        34            1,606,969.23                  0.33 %
                                                 3 Month                        42            2,043,821.14                  0.42 %
                                                  Total                        168            7,837,364.36                  1.60 %
                          * Delinquent Bankruptcies are included in the table above.

                          Bankruptcies
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           28            1,096,030.17                 0.22 %
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           28            1,096,030.17                 0.22 %
                                                 * Only Current Bankruptcies are reflected in the table above.

                          Foreclosures
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            0                    0.00                 0.00 %
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            0                    0.00                 0.00 %

Section 4.06(a)(xi)       REO Properties
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            0                    0.00                 0.00 %
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            0                    0.00                 0.00 %

Section 4.06(a)(xii)      Current Realized Losses                                                                               0.00

                          Cumulative Realized Losses - Reduced by Recoveries                                                    0.00
Prefunding                Beginning Balance                                                                            78,669,389.24
Account                   Subsequent Transfer Amount                                                                   78,613,753.22
                          End of Pre-Funding Period Transfer                                                               55,636.02
                          Ending Balance Prefunding Account                                                                55,636.02

Capitalized               Beginning Balance                                                                               294,452.31
Interest Account          Capitalized Interest Requirement                                                                241,330.58
                          Remaining Funds to Seller                                                                        53,121.73
                          Ending Balance                                                                                   53,121.73

Trigger Event             Trigger Event Occurrence (Effective March 2008)                                                         NO
                          (Is Rolling 3 Month Delinquency Rate > 14% of Sr. Enhancement%?)
                          Rolling 3 Month Delinquency Rate                                                                 0.44373 %
                          Sr. Enhancement Percentage x 14%                                                                 5.05025 %
                                                 OR
                          (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                          Cumulative Loss % of Original Aggregate Collateral Balance                                          0.00 %
                          Cumulative Loss Limit                                                                               0.00 %

O/C Reporting             Targeted Overcollateralization Amount                                                        25,925,012.75
                          Ending Overcollateralization Amount                                                           5,233,106.18
                          Ending Overcollateralization Deficiency                                                      20,691,906.57
                          Overcollateralization Release Amount                                                                  0.00
                          Monthly Excess Interest                                                                       2,566,765.43
                          Payment to Class X-1                                                                                  0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
